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GreenPoint Manufactured Housing
Contract Trust
Pass Through
Certificates
Series 2000-6
Investor Number
52000121

Determination     16-Jan-01
Date:
Remittance Date   22-Jan-01
Month End Date:   31-Dec-00

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
 (a)  Class A-1 Distribution Amount                                                             1,375,738.93
 (b)  Class A-1 Distribution Principal                                                          1,109,380.04
                   Scheduled Payments of Principal                               182,593.17
                   Partial Prepayments                                            83,705.58
                   Scheduled Principal Balance Principal Prepayment in Full      829,776.84
                   Scheduled Principal Balance Liquidated Contracts                    0.00
                   Scheduled Principal Balance Repurchases                        13,304.45

 (c)  Class A-1 Interest Distribution                                                             266,358.89
      Class A-1 Interest Shortfall                                                                      0.00

 (d)  Class A-1 Remaining Certificate Balance                                                  35,890,619.96

 (e)  Class A-2 Distribution Amount                                                               687,166.67
 (f)  Class A-2 Distribution Principal                                                                  0.00
                   Scheduled Payments of Principal                                     0.00
                   Partial Prepayments                                                 0.00
                   Scheduled Principal Balance Principal Prepayment in Full            0.00
                   Scheduled Principal Balance Liquidated Contracts                    0.00
                   Scheduled Principal Balance Repurchases                             0.00

 (g)  Class A-2 Interest Distribution                                                             687,166.67
      Class A-2 Interest Shortfall                                                                      0.00

 (h)  Class A-2 Remaining Certificate Balance                                                  93,000,000.00

 (i)  Class A-3 Distribution Amount                                                               435,100.00
 (j)  Class A-3 Distribution Principal                                                                  0.00
                   Scheduled Payments of Principal                                     0.00
                   Partial Prepayments                                                 0.00
                   Scheduled Principal Balance Principal Prepayment in Full            0.00
                   Scheduled Principal Balance Liquidated Contracts                    0.00
                   Scheduled Principal Balance Repurchases                             0.00
                   Holdover Amount                                                     0.00

 (k)  Class A-3 Interest Distribution                                                             435,100.00
      Class A-3 Interest Shortfall                                                                      0.00

 (l)  Class A-3 Remaining Certificate Balance                                                  60,000,000.00

 (m)  Class A-1 Pass Through Rate                                                                   6.820000%
      Class A-2 Pass Through Rate                                                                   7.000000%
      Class A-3 Pass Through Rate                                                                   6.870000%
      Class A-3 Holdover Amount                                                                         0.00

 (n)  Monthly Servicing Fee                                                                       158,333.33
      Aggregate Monthly Servicing Fees Unpaid                                                           0.00
      Legal Expenses (Section 7.05)                                                                     0.00
                                                                                            -----------------
      Total Fees Due to Servicer                                                                  158,333.33
                                                                                            =================

 (o)  Servicer Termination Event in effect?                                                 NO

 (p)  Delinquency                                               # of Contracts               Prin. Balance
                                                                --------------               -------------

                   a)  Loans 31 to 59 days delinquent                 59                        2,444,138.44
                   b)  Loans 60 to 89 days delinquent                 10                          475,161.75
                   c)  Loans delinquent 90 or more days                0                                0.00
                                                                ---------------             -----------------
                                                                      69                        2,919,300.19
                                                                ===============             =================

 (q)  Repurchased Contracts                                         Number                  Repurchase Price
                                                                ---------------             ----------------
      (see attached schedule)                 Total Repurchases        1                           13,304.45
                                                                ===============             ================


 (r)  Repossessions or Foreclosures                                 Number                   Actual Balance
                                                                ---------------             ----------------
                                              BOP Repossessions        0                    $           0.00
                                        Plus Repossessions this        4                          130,404.13
                                                          Month
                                              Less Liquidations        0                    $           0.00
                                                                ---------------             ----------------
                                              EOP Repossessions        4                    $     130,404.13
                                                                ===============             ================

 (s)  Policy Claim Amount                                                                               0.00

 (t)  Monthly Advance                                                                             151,098.62
      Outstanding Amount Advanced                                                                 151,098.62

 (u)  Deposit to Spread Account                                                                         0.00

 (v)  Amount Distributed to Class R Certificateholders                                      $           0.00

 (w)  Number of Manufactured Homes currently held due to repossession                                      4
      Principal balance of Manufactured Homes currently held                                      130,404.13

 (x)  Pool Principal Balance as a percentage of Cutoff Date Pool Principal Balance                 99.416116%

 (y)  Aggregate Deficiency Amounts                                                                      0.00
      Servicer Deficiency Amounts received                                                              0.00

 (z)  Additional Items
      Delinquency Ratio Trigger Calculation                                                             0.00%
      Default Ratio Trigger Calculation                                                                 0.00%
      Cumulative Default Rate                                                                           0.00%
      Cumulative Net Loss Rate Trigger Calculation                                                      0.00%
      Net Loss Rate                                                                                     0.00%
      Spread Trigger percentage                                                                         0.23%

(aa)  The Swap Amount                                                                           2,325,848.64
      Amounts owed to the Swap Counterparty for reimbursements of previous payments                     0.00
      Has Swap Counterparty been replaced, modified or cancelled.                                         NO

(bb)  Amounts received from the Hedge Counterparty                                              1,345,727.78
      Amount paid to the Hedge Counterparty                                                     1,324,669.44
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